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                     VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007

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
                                                                AMOUNT OF    % OF
                                      OFFERING       TOTAL        SHARES    OFFERING  % OF FUNDS
  SECURITY      PURCHASE/    SIZE OF  PRICE OF     AMOUNT OF    PURCHASED  PURCHASED    TOTAL                      PURCHASED
  PURCHASED     TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS       BROKERS         FROM
--------------  ----------  --------  --------  --------------  ---------  ---------  ----------  -------------  --------------
California St.                                                                                     Citi, Banc
   5.00% due                                                                                       of America
  06/01/2037      06/21/07     --      $101.72  $2,500,000,000  2,500,000    0.10%      1.04%      Securities      Citigroup
                                                                                                   LLC, E.J.
                                                                                                   De La Rosa
                                                                                                     & Co.,
                                                                                                     Inc.,
                                                                                                    Fidelity
                                                                                                    Capital
                                                                                                    Markets
                                                                                                   Services,
                                                                                                     Alamo
                                                                                                    Capital,
                                                                                                      Alta
                                                                                                    Capital
                                                                                                     Group,
                                                                                                   Backstrom,
                                                                                                    McCarley
                                                                                                    Berry &
                                                                                                   Co., LLC,
                                                                                                      Bear
                                                                                                   Stearns &
                                                                                                   Co., Inc.,
                                                                                                    Comerica
                                                                                                  Securities,
                                                                                                    Crocker
                                                                                                  Securities,
                                                                                                      LLC,
                                                                                                    Goldman,
                                                                                                    Sachs &
                                                                                                   Co., Great
                                                                                                    Pacific
                                                                                                  Securities,
                                                                                                   Grigsby &
                                                                                                  Associates,
                                                                                                     Inc.,
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
                                                                                                   JPMorgan,
                                                                                                   Henderson
                                                                                                    Capital
                                                                                                   Partners,
                                                                                                     Lehman
                                                                                                   Brothers,
                                                                                                    Merrill
                                                                                                    Lynch &
                                                                                                  Co., Morgan
                                                                                                   Stanley &
                                                                                                      Co.
                                                                                                  Incorporated,
                                                                                                  RBC Capital
                                                                                                    Markets,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                    Siebert
                                                                                                   Brandford
                                                                                                    Shank &
                                                                                                   Co., LLC,
                                                                                                    Stone &
                                                                                                   Youngberg
                                                                                                    LLC, UBS
                                                                                                   Securities
                                                                                                      LLC,
                                                                                                    Wedbush
                                                                                                     Morgan
                                                                                                   Securities
                                                                                                   and Wells
                                                                                                     Fargo
                                                                                                  Institutional
                                                                                                  Securities,
                                                                                                      LLC
    Buckeye                                                                                          Bear,
    Tobacco                                                                                        Stearns &
  Settlement                                                                                       Co. Inc.,
   Financing      10/24/07      --     $97.07   $5,531,594,541  5,000,000    0.09%      2.10%     Citi, DEPFA    Bear Stearns
    Agency                                                                                           First
                                                                                                     Albany
                                                                                                   Securities
                                                                                                      LLC,
                                                                                                    Goldman
                                                                                                    Sachs &
                                                                                                      Co.,
                                                                                                   JPMorgan,
                                                                                                    Merrill
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
                                                                                                    Lynch &
                                                                                                  Co., Morgan
                                                                                                    Stanley,
                                                                                                      A.G.
                                                                                                   Edwards &
                                                                                                   Sons, Inc.
                                                                                                    Banc of
                                                                                                    America
                                                                                                   Securities
                                                                                                  LLC, Butler
                                                                                                  Wick & Co.,
                                                                                                     Inc.,
                                                                                                    Fidelity
                                                                                                    Capital
                                                                                                    Markets
                                                                                                   Services,
                                                                                                  Fifth Third
                                                                                                  Securities,
                                                                                                   Inc., The
                                                                                                   Huntington
                                                                                                   Investment
                                                                                                    Company,
                                                                                                    Key Banc
                                                                                                    Capital
                                                                                                    Markets
                                                                                                     Lehman
                                                                                                   Brothers,
                                                                                                      Loop
                                                                                                    Capital
                                                                                                    Markets,
                                                                                                      LLC,
                                                                                                    NatCity
                                                                                                  Investments
                                                                                                   Inc., PNC
                                                                                                    Capital
                                                                                                    Markets,
                                                                                                    Raymond
                                                                                                    James &
                                                                                                  Associates,
                                                                                                   Inc., RBC
                                                                                                    Capital
                                                                                                    Markets,
                                                                                                      Rice
                                                                                                   Financial
                                                                                                    Products
                                                                                                    Company,
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
                                                                                                   Robert W.
                                                                                                    Balrd &
                                                                                                      Co.,
                                                                                                   SBK-Brooks
                                                                                                   Investment
                                                                                                     Corp.,
                                                                                                    Siebert
                                                                                                   Brandford
                                                                                                    Shank &
                                                                                                    Co., LLC
                                                                                                    and UBS
                                                                                                   Investment
                                                                                                      Bank
                                                                                                     Goldman,
  Connecticut                                                                                         Sachs &
    Housing                                                                                        Co., Citi,
Finance Agency    10/25/07      --     $100.00  $  127,700,000  3,000,000    1.68%      1.30%       Merrill      Goldman Sachs
                                                                                                    Lynch &
                                                                                                   Co., Alta
                                                                                                    Capital
                                                                                                  Group, Banc
                                                                                                   of America
                                                                                                   Securities
                                                                                                   LLC, M.R.
                                                                                                     Beal &
                                                                                                    Company,
                                                                                                     Bear,
                                                                                                   Stearns &
                                                                                                   Co. Inc.,
                                                                                                    Cabrera
                                                                                                    Capital
                                                                                                    Markets,
                                                                                                      A.G.
                                                                                                   Edwards &
                                                                                                  Sons, Inc.,
                                                                                                     Morgan
                                                                                                    Stanley,
                                                                                                  Roosevelt &
                                                                                                     Cross,
                                                                                                   Inc., UBS
                                                                                                   investment
                                                                                                    Bank and
                                                                                                    Wachovia
                                                                                                      Bank
                                                                                                    National
                                                                                                   Associates
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